ROCHDALE INVESTMENT TRUST

February 1, 2012

Supplement to Prospectus dated April 30, 2011, as amended for the

Rochdale Large Growth Portfolio
Rochdale Large Value Portfolio
Rochdale Dividend & Income Portfolio
Rochdale Intermediate Fixed Income Portfolio
Rochdale Fixed Income Opportunities Portfolio
Prospectus dated May 3, 2011, as amended for the
Rochdale Emerging Markets Portfolio

Effective immediately the risk disclosure related to Investments in Other Investment Companies located on page 41 of the Prospectus dated April 30, 2011 and on page 11 of the Prospectus dated May 3, 2011 is replaced as follows:

Investments in Other Investment Companies.  The Portfolios are permitted to invest in shares of other investment companies, including open-end investment companies or “mutual funds” and closed-end investment companies.  The Portfolios will bear a pro-rata portion of the operating expenses of any such company.

Among the kinds of investment companies in which each Portfolio may invest are exchange-traded funds, such as the iShares Trust and iShares, Inc. (“iShares”).  Such exchange-traded funds or “ETFs” are designed to replicate the performance of a stock market index or a group of indices in a particular country or region and may provide an efficient means of achieving the Portfolio’s holdings in the designated geographic sector.  As noted above, the Portfolio will bear a pro-rata share of the operating expenses of ETFs, including their advisory fees. Additionally, and as is the case in acquiring most securities in which the Portfolios may invest, a Portfolio will incur brokerage commissions and related charges in connection with the purchase or sale of shares issued by an ETF.

Investments in ETFs are subject to Market Risk and Liquidity Risk (both described elsewhere in the Prospectus) as well as Tracking Risk, which is the risk that an exchange-traded fund will not be able to replicate the performance of the index it tracks exactly.  The total return generated by the underlying securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other exchange-traded fund expenses, while such expenses are not included in the calculation of the total return of the indices.  Additionally, certain securities comprising the indices tracked by the exchange-traded funds may, from time-to-time, be temporarily unavailable.

Investments in investment companies, including ETFs, are normally limited by applicable provisions of the Investment Company Act to 5% of a Portfolio’s total assets (which may represent no more than 3% of the securities of such other investment company). Additionally, each Portfolio’s aggregate investment in all investment companies is normally limited to 10% of total assets. The Portfolios may, however, invest in shares of certain ETFs in excess of these statutory limits in reliance on exemptive orders issued to the entities that issue such ETFs, provided that certain conditions are met.

Please retain this Supplement with the Prospectus(es).